-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event

                            Reported): May 24, 1999

               CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1999, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 1999-2).

                                  CWABS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware               333-60823                95-4596514
----------------------------     ------------         --------------------
(State or Other Jurisdiction     (Commission            (I.R.S. Employer
       of Incorporation)         File Number)          Identification No.)


      4500 Park Granada
    Calabasas, California                                     91302
    ---------------------                                  ----------
    (Address of Principal                                  (Zip Code)
     Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240
                                                          ----  --------
-------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 1999-2.

     In connection with the offering of the Asset-Backed Certificates, Series 1999-2, Lehman Brothers Inc. ("Lehman Brothers"), as underwriter of the Offered Certificates, has prepared certain materials (the "Lehman Brothers Computational Materials") for distribution to their potential investors. Although the Company provided Lehman Brothers with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Lehman Brothers Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Lehman Brothers Computational Materials, which are listed as Exhibit 99.1 hereto are filed on Form SE dated June 3, 1999.



--------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 26, 1998 and the prospectus supplement dated May 19, 1999, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 1999-2.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
-------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          99.1 Lehman Brothers Computational Materials filed on Form SE dated June 3, 1999.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWABS, INC.


                                                     By: /s/ David Walker
                                                         ----------------
                                                          David Walker
                                                          Vice President

Dated: June 3, 1999

Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

99.1 Lehman Brothers Incorporated Computational Materials filed on Form SE dated June 3, 1999.